UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

RITTER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Century Park East, Suite 1000
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 203-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 2, 2017, the stockholders of Ritter Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s 2015 Equity Incentive Plan (the “Plan”) at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). The amendment to the Plan (the “Amendment”), had been previously approved by the Board of Directors (the “Board”) of the Company on April 10, 2017, subject to stockholder approval.

The Amendment provides for the following changes to the Plan, among others: (a) an increase in the number of shares that may be issued pursuant to awards under the Plan by 838,000 shares to an aggregate of (i) 1,641,289 shares plus (ii) any shares which are available for grant under the 2008 Stock Plan and the 2009 Stock Plan (the “Prior Plans”) on the effective date of the Plan or were or are subject to awards under the Prior Plans which, after the effective date of the Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans; and (b) an increase in the number of shares that may be issued under the Plan pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code by 838,000 shares to an aggregate of 1,641,289 shares.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1, and the terms of which are incorporated by reference in this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final voting results of the matters voted on at the 2017 Annual Meeting are provided below.

Proposal 1—Election of Directors

Each of the nominees for election to the Board was elected to hold office for a one-year term and until their respective successors are elected and qualified by the following votes:

Name	For	Withheld	Broker Non-Votes
Noah Doyle	4,562,765	80,080	3,188,106
Matthew W. Foehr	4,495,336	147,509	3,188,106
Paul V. Maier	4,494,936	147,909	3,188,106
William M. Merino	4,563,522	79,323	3,188,106
Gerald T. Proehl	4,560,954	81,891	3,188,106
Andrew J. Ritter	4,551,621	91,224	3,188,106
Ira E. Ritter	4,561,140	81,705	3,188,106
Michael D. Step	4,582,697	60,148	3,188,106

Proposal 2—Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The ratification of the appointment by the Audit Committee of the Board of Mayer Hoffman McCann P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 was approved by the following vote:

For:	7,510,784
Against:	66,801
Abstained:	253,366
Broker Non-Votes:	—

Proposal 3—Approval of Amendment to the 2015 Equity Incentive Plan

The Amendment was approved by the following vote:

For:	3,819,307
Against:	782,208
Abstained:	41,330
Broker Non-Votes:	3,188,106

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to 2015 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITTER PHARMACEUTICALS, INC.

		By:	/s/ Michael D. Step
		Name:	Michael D. Step
		Title:	Chief Executive Officer

Date:	June 6, 2017

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to 2015 Equity Incentive Plan